EXHIBIT 4.3

Spartan Stores, Inc.
Issuer

to

Chase Manhattan Trust Company, National Association
Trustee

NON-SUBORDINATED INDENTURE

Dated as of January 12, 2001

Non-Subordinated Debt Securities

SPARTAN STORES, INC.

          Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Non-Subordinated Indenture, dated as of January 12, 2001.

Trust Indenture Act Section		Indenture Section

§ 310	(a)(1)	607
	(a)(2)	607
	(a)(3)	108
	(a)(4)	Not Applicable
	(b)	108, 607
	(c)	Not Applicable
§ 311	(a)	108
	(b)	108
	(c)	Not Applicable
§ 312	(a)	701, 702
	(b)	702
	(c)	702
§ 313	(a)	703(a), 703(b)
	(b)(1)	Not Applicable
	(b)(2)	108
	(c)	703(c)
	(d)	703(c)
§ 314	(a)	704
	(b)	Not Applicable
	(c)(1)	102
	(c)(2)	102
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	102
	(f)	Not Applicable
§ 315	(a)	108, 601
	(b)	613
	(c)	108
	(d)(1)	108
	(d)(2)	108
	(d)(3)	108
	(e)	108
§ 316	(a)	104
	(a)(1)(A)	502, 512
	(a)(1)(B)	513
	(a)(2)	Not Applicable
	(b)	508
	(c)	Not Applicable
§ 317	(a)(1)	503

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	(a)(2)	504
	(b)	1003
§ 318	(a)	108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Non-Subordinated Indenture.

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ARTICLE SEVEN
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY		48
Section 701.	Company to Furnish Trustee Names and Addresses of Holders	48
Section 702.	Preservation of Information; Communications to Holders	48
Section 703.	Reports by Trustee	48
Section 704.	Reports by Company	49

ARTICLE EIGHT
CONSOLIDATION, MERGER AND SALES		50
Section 801.	Company May Consolidate, Etc., Only on Certain Terms	50
Section 802.	Successor Person Substituted for Company	50

ARTICLE NINE
SUPPLEMENTAL INDENTURES		51
Section 901.	Supplemental Indentures Without Consent of Holders	51
Section 902.	Supplemental Indentures with Consent of Holders	52
Section 903.	Execution of Supplemental Indentures.	53
Section 904.	Effect of Supplemental Indentures.	53
Section 905.	Reference in Securities to Supplemental Indentures.	54
Section 906.	Conformity with Trust Indenture Act	54

ARTICLE TEN
COVENANTS		54
Section 1001.	Payment of Principal and any Premium, Interest and
	Additional Amounts	54
Section 1002.	Maintenance of Office or Agency	54
Section 1003.	Money for Securities Payments to Be Held in Trust	55
Section 1004.	Additional Amounts	56
Section 1005.	Corporate Existence.	57
Section 1006.	Waiver of Certain Covenants	57
Section 1007.	Company Statement as to Compliance, Notice of Certain Defaults	57

ARTICLE ELEVEN
REDEMPTION OF SECURITIES		58
Section 1101.	Applicability of Article	58
Section 1102.	Election to Redeem; Notice to Trustee	58
Section 1103.	Selection by Trustee of Securities to be Redeemed	58
Section 1104.	Notice of Redemption	59
Section 1105.	Deposit of Redemption Price	60
Section 1106.	Securities Payable on Redemption Date	60
Section 1107.	Securities Redeemed in Part	61

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ARTICLE TWELVE
REPAYMENT AT THE OPTION OF HOLDERS		61
Section 1201.	Applicability of Article	61

ARTICLE THIRTEEN
MEETINGS OF HOLDERS OF SECURITIES		62
Section 1301.	Purposes for Which Meetings May Be Called	62
Section 1302.	Call, Notice and Place of Meetings	62
Section 1303.	Persons Entitled to Vote at Meetings	62
Section 1304.	Quorum; Action	63
Section 1305.	Determination of Voting Rights; Conduct and Adjournment of Meetings	64
Section 1306.	Counting Votes and Recording Action of Meetings	64

ARTICLE FOURTEEN
MISCELLANEOUS		65
Section 1401.	Exemption from Individual Liability	65
Section 1402.	Assignment	65

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                    INDENTURE, dated as of January 12, 2001 (the "Indenture"), between Spartan Stores, Inc., a corporation duly organized and existing under the laws of the State of Michigan (hereinafter called the "Company"), having its principal executive office located at 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518, and Chase Manhattan Trust Company, National Association (hereinafter called the "Trustee"), having its Corporate Trust Office located at 1650 Market Street, 52nd Floor, Philadelphia, Pennsylvania 19103.

RECITALS:

                    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

                    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done. All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, in accordance with their terms, have been done.

                    This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                    Section 101. Definitions.

                    Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

          (1)          the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2)          all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3)          all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4)          the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5)          the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

                    Certain terms used principally in certain Articles hereof are defined in those Articles.

                    "Act," when used with respect to any Holders, has the meaning specified in Section 104.

                    "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

                    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms " controlling" and "controlled" have the meanings correlative to the foregoing.

                    "Authenticating Agent" means the Trustee, or any Person authorized by the Trustee pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities of one or more series.

                    "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

                    "Bank" means (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which (a) accepts deposits that the depositor has a legal right to withdraw on demand and (b) engages in the business of making commercial loans, and (ii) any trust company organized under any of the foregoing laws.

                    "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

                    "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                    "Business Day," with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a Legal Holiday in such Place of Payment or other location.

                    "Capital Stock" means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                    "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Securities.

                    "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board of Directors, a Vice Chairman, the Chief Executive Officer, the President, or a Vice President of the Company, and delivered to the Trustee.

                    "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at the address specified in the first paragraph of this Indenture, except that with respect to the delivery of Securities for payment or registration of transfer or exchange, "Corporate Trust Office" means, at the date of the original execution of this Indenture, Chase Manhattan Trust Company, National Association, c/o Chase Bank of Texas NA, P.O. Box 2320, Dallas, Texas 75221-2320."

                    "Corporation" includes corporations and, except for purposes of Article Eight, associations, companies and business trusts.

                    "Currency" or "Money," with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means the unit or units of legal tender for the payment of public and private debts (or any composite thereof) in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

                    "Defaulted Interest" has the meaning specified in Section 307.

                    "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States.

                    "Event of Default" has the meaning specified in Section 501.

                    "Global Security" means, with respect to any series of Securities issued hereunder, a Security that is executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with Section 203 of this Indenture and any indenture supplemental hereto.

                    "Government Obligations," means securities that are (i) direct obligations of the government or governments which issued the Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government or governments, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government or governments.

                    "Holder" means the Person in whose name a Registered Security is registered in the Security Register.

                    "Indenture" means this instrument as it may from time to time be amended, supplemented, or modified by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 301 (as such terms and provisions may be amended or modified pursuant to the applicable provisions hereof).

                    "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company and any other obligor under the Securities, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

                    "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                    "Interest," with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security that provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

                    "Interest Payment Date," with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                    "Legal Holiday," with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

                    "Maturity," with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise, and includes any Redemption Date.

                    "Office or Agency," with respect to any Securities, means an office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

                    "Officer's Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the Chief Executive Officer, the President or a Vice President of the Company that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

                    "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee, that complies with the requirements of Section 314(e) of the Trust Indenture Act.

                    "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 502.

                    "Outstanding," when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

          (a)          any such Security theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

          (b)          any such Security or portions thereof for whose payment at the Maturity thereof Money in the necessary amount has been theretofore deposited pursuant hereto with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (c)          any such Security which has been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                    "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security on behalf of the Company. Unless otherwise provided in or pursuant to this Indenture, the Trustee shall be the Paying Agent for each series of Securities.

                    "Person" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    "Place of Payment," with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security is payable as provided in or pursuant to this Indenture.

                    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

                    "Principal Subsidiary" means a Subsidiary the consolidated assets of which constitute 25 percent or more of the Company's consolidated assets as determined from the most recent annual audited financial statements of the Company.

                    "Redemption Date," with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

                    "Redemption Price," with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

                    "Registered Security" means any Security established pursuant to Section 201 which is registered in the Security Register.

                    "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date."

                    "Repayment Date," with respect to any Security or portion thereof to be paid, means the date fixed for such repayment by or pursuant to this Indenture or such Security.

                    "Responsible Officer" means, when used with respect to the Trustee, any officer in its Corporate Trust Office, including without limitation any vice president, any assistant vice president, any assistant secretary or any officer of the Trustee customarily performing functions similar to those performed by the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                    "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                    "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                    "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed pursuant to Section 307.

                    "Stated Maturity," with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is or such Additional Amounts are due and payable.

                    "Subsidiary" means any Corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50 percent of the shares of Voting Stock.

                    "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such act or provision, as the case may be.

                    "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

                    "United States," except as otherwise provided herein or in any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

                    "United States Alien," except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

"U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more Global Securities, the Person designated as U.S. Depository or Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

                    "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

                    "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Corporation provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

                    Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (i)           a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii)           a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv)           a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                    Section 103. Form of Documents Delivered to Trustee.

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that such Opinion of Counsel with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

                    Section 104. Acts of Holders.

          (a)          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this

Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

          Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such U.S. Depository's standing instructions and customary practices.

          The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent Global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, before, on or after such record date, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

          (b)          The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (c)          The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

          (d)          If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Officer's Certificate, fix in advance a record date, which record date shall be at least two Business Days prior to such solicitation, for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before, on or after such record date, but only the Holders of

Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 6 months after the record date.

          (e)          Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.

                    Section 105. Notices, Etc. to Trustee and Company.

                    Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders, or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

          (1)          the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage prepaid, or transmitted by facsimile transmission, to or with the Trustee at its Corporate Trust Office or any other address previously furnished in writing to the Company by the Trustee; or

          (2)          the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or transmitted by facsimile transmission, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

                    Section 106. Notice to Holders of Securities; Waiver.

                    Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his or her address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                    In case by the reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such other notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                    Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    Section 107. Language of Notices.

                    Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.

                    Section 108. Conflict with Trust Indenture Act.

                    If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required to be a part of and govern this Indenture, such required provision shall control.

                    Section 109. Effect of Headings and Table of Contents.

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    Section 110. Successors and Assigns.

                    All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                    Section 111. Severability Clause.

                    In case any provision in this Indenture or any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    Section 112. Benefits of Indenture.

                    Nothing in this Indenture or any Security, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                    Section 113. Governing Law.

                    This Indenture and the Securities shall be governed by, and construed in accordance with, the internal laws of the State of Michigan.

                    Section 114. Legal Holidays.

                    In any case where any Interest Payment Date, Redemption Date, Repayment Date, Stated Maturity or Maturity of any Security shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security other than a provision in any Security that specifically states that such provision shall apply in lieu of this Section) payment need not be made at such Place of Payment on such date, but may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repayment Date or at the Stated Maturity or Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, Stated Maturity or Maturity, as the case may be.

                    Section 115. Counterparts.

                    This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

ARTICLE TWO

SECURITIES FORMS

                    Section 201. Forms Generally.

                    Each Registered Security and temporary or permanent Global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution, an Officer's Certificate, or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Securities may be listed or as may, consistent herewith, be determined by the officers or the Company executing such Security as evidenced by their execution of such Security. The Company shall provide any such legends or endorsements to the Trustee in writing.

                    The Securities shall be issuable in registered form without coupons.

                    Securities may be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner not inconsistent with the rules of any securities exchange on which the Securities may be listed, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                    Section 202. Form of Trustee's Certificate of Authentication.

                    Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the following form:

                    This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

Dated:	______________________________, as Trustee By Authorized Signatory

                    Section 203. Securities in Global Form.

          (a)           If the Company shall establish pursuant to Section 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (v) shall bear a legend in accordance with the requirements of the Depository.

          (b)           Notwithstanding any other provision of this Section 203 or of Section 305, subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depository for such Global Security, or to the Depository, or to a successor Depository for such Global Security selected or approved by the Company, or to a nominee of such successor Depository.

          (c)           (1)           If at any time the Depository for a Global Security notifies the Company that it is unwilling or unable to continue as Depository for such

Global Security or if at any time the Depository for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to such Global Security. If a successor Depository for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                    (2)           The Company may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

                    (3)           If specified by the Company pursuant to Section 301 with respect to Securities issued or issuable in the form of a Global Security, the Depository for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms on such terms as are acceptable to the Company and such Depository. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (B) to such Depository a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                    (4)           In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Securities to the Persons in whose names the Securities are registered.

                    (5)           Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 with respect thereto. Subject to the provisions of Section 303, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 has been, or simultaneously is, delivered, any instructions by the Company with respect to such Global Security shall be in writing but need not be accompanied by or contained in an Officer's Certificate and need not be accompanied by an Opinion of Counsel.

ARTICLE THREE

THE SECURITIES

                    Section 301. Amount Unlimited; Issuable in Series.

                    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

                    With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto,

          (1)          the title of such Securities (which shall distinguish the Securities of the series from Securities of all other series) and the series in which such Securities shall be included;

          (2)          any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 905 or 1107, upon repayment in part of any Registered Security of such series pursuant to Article Twelve, or the terms of such Securities);

          (3)          whether such Securities are to be issuable as Registered Securities or as Global Securities;

          (4)          if any of such Securities are to be issuable as Global Securities, when any of such Securities are to be issuable as Global Securities and (i) whether beneficial owners of interests in any such Global Security may exchange such interest for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, and (ii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any Global Security;

          (5)          if any of such Securities are to be issuable as Global Securities, the date as of which any such Global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

          (6)          the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

          (7)          the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (8)          the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer, any of such Securities may be surrendered for exchange and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served;

          (9)          whether the Company may redeem at its option any of such Securities and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

          (10)          whether the Company is obligated to redeem or purchase any of such Securities at the option of any Holder thereof and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

          (11)          the denominations in which any of such Securities that are Registered Securities shall be issuable;

          (12)          if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

          (13)          whether the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method (which index, formula or method or methods may be based, without limitation, on one or more commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

          (14)          whether the principal of, any premium or interest on, or any Additional Amounts with respect to any of such Securities may be payable by check, wire transfer, or other method on terms satisfactory to the Company and the Trustee;

          (15)          any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (16)          whether any of such Securities of a series shall be issuable as Original Issue Discount Securities;

          (17)          if any of such Securities are to be issuable as Global Securities (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (18)          if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent and Authenticating Agent with respect to such Securities;

          (19)          any additions to the definitions set forth in this Indenture with respect to such series;

          (20)          any restriction or condition on the transferability of such Securities; and

          (21)          any other terms of such Securities which the Company may establish in accordance with Section 901.

                    All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest (or method of determining any such rate), if any, and Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officer's Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. Securities of any particular series may be issued at various times and with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, and with different dates on which such interest may be payable and with different Redemption Dates or Repayment Dates.

                    If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of such series.

                    Section 302. Currency; Denominations.

                    The principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture or any Security, Registered Securities denominated in Dollars shall be issuable in registered form without coupons in denominations of $1,000 or any amount in excess thereof.

                    Section 303. Execution, Authentication, Delivery and Dating.

                    Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its Chief Executive Officer, its President, its Treasurer or one of its Vice Presidents. The signature of any of these officers on the Securities appertaining thereto may be manual or facsimile.

                    Securities bearing the manual or facsimile signatures of individuals who were at the time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication and, provided that the Board Resolution and Officer's Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities has been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. If all of the

Securities of any series are not to be issued at one time, such Company Order may set forth procedures reasonably acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act and Section 601 of the Indenture) shall be fully protected in relying upon,

          (i)          an Opinion of Counsel (subject to reasonable and customary limitations and given under the laws of the State of Michigan and the federal laws of the United States) stating to the effect:

          (a)          that the form or forms and terms of such Securities or the manner of determining such terms have been established in substantial conformity with the material provisions of this Indenture;

          (b)          that all conditions precedent to the authentication and delivery of such Securities have been complied with in all material respects and that such Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

          (c)          that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with; and

          (d)          as to such other matters as the Trustee may reasonably request; and

          (ii)          an Officer's Certificate stating that, to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

                    If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officer's Certificate at the time of issuance o f each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

                    The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, reasonably determines that such action may not lawfully be taken.

                    Each Registered Security shall be dated the date of its authentication.

                    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 612 executed by or on behalf of the Trustee by the manual signature of one of its authorized officers or by the Authenticating Agent. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which statement need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                    Section 304. Temporary Securities.

                    Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be issued as Global Securities.

                    Except in the case of temporary Securities issued as Global Securities, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary Global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                    Section 305. Registration, Transfer and Exchange.

                    With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (referred to as the "Security Register") for such series at the Office or Agency of the security registrar designated pursuant to this Section 305 (the "Security Registrar"), in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series.

                    The Trustee is hereby initially appointed as Security Registrar for each series of Securities. The Trustee may appoint any "Co-Security Registrar," as may be appropriate and acceptable to the Company, to keep the Security Register. In the event that the Trustee is not the Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.

                    Subject to Section 203, upon surrender for registration of transfer of any Security of any series at the Office or Agency maintained for such purpose for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

                    Subject to Section 203, Securities of any series may be exchanged, at the option of the Holder, for Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such Office or Agency.

                    Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

                    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his or her attorney duly authorized in writing.

                    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 306, 905 or 1107 not involving any transfer.

                    The Company shall not be required (i) to issue, to register the transfer of or to exchange Securities of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of that series called for redemption, or (ii) to issue, to register the transfer of or to exchange any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                    None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                    Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

                    If any mutilated Security is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

                    If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

                    Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series.

                    The provisions of this Section, as amended, supplemented or modified pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.	Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

                    Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

                    Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1)          The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of Money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such Money when so deposited to be held in trust for the benefit of the Person(s) entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Company shall fix a Special Record Date for the payment of such

Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such Special Record Date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his or her address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2)          The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

                    Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a Bank located in the United States, provided, however, that the Trustee shall have received written wire instructions by no later than the Regular Record Date for the relevant payment date.

                    Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                    Section 308. Persons Deemed Owners.

                    Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                    No holder of any beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                    Section 309. Cancellation.

                    All Securities surrendered for payment, redemption, repayment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities, as well as Securities surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless the Company by Company Order shall otherwise direct.

                    Section 310. Computation of Interest.

                    Except as otherwise provided in or pursuant to this Indenture or any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

                    Section 401. Satisfaction and Discharge.

                    Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts as provided in Section 1004), and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute a written instrument, satisfactory in form and substance to the Company and the Trustee, acknowledging satisfaction and discharge of this Indenture as to such series, when

          (1)          either

          (A)          all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Securities of such series for whose payment Money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B)          all Securities of such series

          (i)          have become due and payable, or

          (ii)          will become due and payable at their Stated Maturity within one year, or

          (iii)          if redeemable at the option of the Company, are to be called for redemption within 1 year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, Money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

          (2)          the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series; and

          (3)          the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                    In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested in writing to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

                    Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 606 and, if Money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and Section 1003 shall survive.

                    Section 402. Application of Trust Money.

                    Subject to the provisions of the penultimate paragraph of Section 1003, all Money and Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such Money has or Government Obligations have been deposited with the Trustee; and such Money and Government Obligations shall be segregated from other funds of or held by the Trustee.

                    Section 403.          Reinstatement.

                    If the Trustee or any Paying Agent is unable to apply any money in accordance with the above Section by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with Section 402.

ARTICLE FIVE

REMEDIES

                    Section 501. Events of Default.

                    "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officer's Certificate establishing the terms of such Securities pursuant to this Indenture:

          (1)          default in the payment of any interest on or any Additional Amounts payable in respect of any Security of such series when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days after notice by the Trustee to the Company of such default; or

          (2)          default in the payment of the principal of and any premium on any Security of such series when it becomes due and payable at its Maturity; or

          (3)          default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 50 percent in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4)          the entry by a court having competent jurisdiction of:

          (a)          a decree or order for relief in respect of the Company or any Principal Subsidiary in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (b)          a decree or order adjudging the Company or any Principal Subsidiary to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Principal Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (c)          a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or any Principal Subsidiary or of any substantial part of the property of the Company or any Principal Subsidiary, as the case may be, or ordering the winding up or liquidation of the affairs of the Company or any Principal Subsidiary;

          (5)          the commencement by the Company or any Principal Subsidiary of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company or any Principal Subsidiary to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company or any Principal Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company or any Principal Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any Principal Subsidiary or any substantial part of the property of the Company or any Principal Subsidiary or the making by the Company or any Principal Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any Principal Subsidiary in furtherance of any such action; or

          (6)          any other Event of Default provided with respect to Securities of that series in the Board Resolution or supplemental indenture authorizing such series.

                    Section 502. Acceleration of Maturity; Rescission and Annulment.

                    If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 50 percent in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

                    At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1)          the Company has paid or deposited with the Trustee a sum of Money sufficient to pay

          (A)          all overdue installments of any interest on and Additional Amounts with respect to all Securities of such series,

          (B)          the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities and any Additional Amounts with respect thereto,

          (C)          to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

          (D)          all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2)          all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                    Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                    The Company covenants that if

          (1)          default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days after notice by the Trustee to the Company of such default, or

          (2)          default is made in the payment of the principal of or any premium on any Security when it becomes due and payable at its Maturity,

the Company shall, upon written demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount of Money then due and payable with respect to such Securities, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of Money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                    If the Company fails to pay the Money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the Money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the Monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

                    Section 504. Trustee May File Proofs of Claim.

                    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i)          to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of such Securities allowed in such judicial proceeding, and

          (ii)          to collect and receive any Monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

                    Section 505.          Trustee May Enforce Claims without Possession of Securities.

                    All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security in respect of which such judgment has been recovered.

                    Section 506. Application of Money Collected.

                    Any Money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such Money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

          SECOND:  To the payment of the amounts then due and unpaid upon the Securities for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such Money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal and any premium, interest and Additional Amounts, respectively; and

          THIRD:  The balance, if any, to the Person or Persons entitled thereto.

                    Section 507. Limitations on Suits.

                    No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1)          such Holder has previously given written notice to the Trustee of a continuing Event of Default or other default hereunder or under the related Security with respect to the Securities of such series;

          (2)          the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or default in its own name as Trustee hereunder;

          (3)          such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4)          the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5)          no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 508.	Unconditional Right of Holders to Receive Principal and any Premium, Interest and Additional Amounts.

                    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) interest on, and any Additional Amounts with respect to such Security on the respective Stated Maturity or Stated Maturities therefor specified in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                    Section 509. Restoration of Rights and Remedies.

                    If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

                    Section 510. Rights and Remedies Cumulative.

                    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    Section 511. Delay or Omission Not Waiver.

                    No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default or other defaults hereunder or under the related Security shall impair any such right or remedy or constitute a waiver of any such Event of Default or default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

                    Section 512. Control by Holders of Securities.

                    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

          (1)          such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series, and could not, in the reasonable opinion of the Trustee, involve the Trustee in personal liability in circumstances where reasonable indemnity would not be adequate,

          (2)          the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3)          such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

                    Section 513. Waiver of Past Defaults.

                    The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series may waive any past default hereunder with respect to such series and its consequences, except a default not previously cured

          (1)          in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to any Security of such series, or

          (2)          in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                    Section 514. Waiver of Stay or Extension Laws.

                    The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                    Section 515. Undertaking for Costs.

                    All parties to this Indenture agree, and each Holder of any Security by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on or any Additional Amounts in respect of any Security on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment, on or after the Repayment Date).

ARTICLE SIX

THE TRUSTEE

                    Section 601. Certain Duties and Responsibilities.

          (a)          Except during the continuance of an Event of Default with respect to Securities of any series,

                    (1)          the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2)          in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b)          In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c)          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (1)          this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                    (2)          the Trustee shall not be liable for any error of judgment made by it in good faith, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3)          the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                    (4)          no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d)           Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                    Section 602. Certain Rights of Trustee.

                    Subject to Sections 315(a) through 315(d) of the Trust Indenture Act, and subject to Section 601:

          (a)          the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter stated in the document;

          (b)          any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (in each case, other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c)          whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d)          the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e)          the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f)          the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (g)          the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h)           the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities; and

          (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                    Section 603. Not Responsible for Recitals or Issuance of Securities.

                    The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be (i) accountable for the use or application by the Company of the Securities or the proceeds thereof, (ii) accountable for any Money paid to the Company, or upon the Company's direction, if made under and in accordance with the provisions of this Indenture, and (iii) responsible for the use or application of any Money received by any Paying Agent who is not the Trustee.

                    Section 604. May Hold Securities.

                    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

                    Section 605. Money Held in Trust.

                    Money held by the Trustee in trust hereunder shall be segregated from other funds of or held by the Trustee. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed in writing with the Company.

                    Section 606. Compensation and Reimbursement.

                    The Company agrees:

          (a)          to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b)          except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's willful misconduct, negligence or bad faith; and

          (c)          to indemnify the Trustee and its directors, officers, employees and agents for, and to hold the Trustee and its directors, officers, employees and agents harmless against, any loss, damages, penalty, fine, liability or expense incurred without willful misconduct, negligence or bad faith on its or their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable out-of-pocket and incidental expenses and reasonable legal fees and expenses) of defending itself or themselves against any claim or liability in connection with the exercise or performance of any of its or their powers or duties hereunder. This indemnification shall survive the resignation or removal of the Trustee and the termination of this Indenture.

                    If the Trustee incurs expenses or renders services after the occurrence of an Event of Default, the parties hereto and each Holder, by each such Holder's acceptance of any Security, hereby agree that the expenses and the compensation for services are intended to constitute expenses of administration to the extent enforceable under any applicable bankruptcy law.

                    Section 607.          Corporate Trustee Required; Eligibility; Conflicting Interest.

                    There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States, any state thereof, or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act, at any time permit a Corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an Indenture qualified under the Trust Indenture Act, this Section shall automatically be deemed amended to permit a Corporation doing business under the laws of any such jurisdiction to serve as Trustee hereunder. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Trustee shall take such action as is required pursuant to said Section 310(b).

                    Section 608. Resignation and Removal; Appointment of Successor.

          (a)          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

          (b)          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (c)          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

          (d)          If at any time:

          (1)          the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least 6 months, unless the Trustee's duty to resign is stayed as provided in this Section, or

          (2)          the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or any such Holder, or

          (3)          the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act and Section 515 of the Indenture, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

          (e)          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f)          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                    Section 609. Acceptance of Appointment by Successor.

          (a)          Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

          (b)          Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the successor Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and Money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c)          Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d)          No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          (e)          Notwithstanding the replacement of the trustee pursuant to Sections 608 and 609, the Company's obligations under Section 606 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

                    Section 610. Merger, Conversion, Consolidation or Succession to Business.

                    Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall otherwise be qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                    Section 611. Preferential Collection of Claims Against the Company

                    If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                    Section 612. Appointment of Authenticating Agent.

                    The Trustee shall be the Authenticating Agent; provided, however, that the Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

                    Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a Corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, be authorized under applicable law and by its charter to act as an Authenticating Agent, have a combined capital and surplus of at least $50,000,000, and be subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                    Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                    An Authenticating Agent may resign at any time by giving 30 days written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                    The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

                    The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

                    If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                    This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:	as Trustee By As Authenticating Agent By Authorized Signatory

                    If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officer's Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                    Section 613. Notice of Default.

                    Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit, in the manner and to the extent provided in Section 313(c) and Section 315(b) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                    Section 701. Company to Furnish Trustee Names and Addresses of Holders.

                    In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee

          (a)          semi-annually, not later than 15 days after each Regular Record Date for each series of Securities, or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the applicable date, and

          (b)          at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is requested to be furnished, provided, however, that if the Trustee is the Security Registrar no such list shall be required to be furnished.

                    Section 702. Preservation of Information; Communications to Holders.

                    The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                    Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(b) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                    Section 703. Reports by Trustee.

          (a)          Within 60 days after March 31 of each year commencing with the first March 31 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit a brief report dated as of such March 31st with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding March 31st and the date of this Indenture, but if no such event has occurred within such period, no report need be transmitted.

          (b)          The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

          (c)          Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                    Section 704. Reports by Company.

                    The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

          (1)          file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2)          file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3)          transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4)          transmit to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to such officer's knowledge of the Company's compliance with all conditions and covenants under the Indenture as determined without regard to any period of grace or requirement of notice provided under the Indenture.

ARTICLE EIGHT

CONSOLIDATION, MERGER AND SALES

                    Section 801. Company May Consolidate, Etc., Only on Certain Terms.

                    Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person or Persons (whether or not affiliated with the Company); provided, however, that:

          (1)          in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

          (2)          immediately after giving effect to such transaction, no event which, after notice or lapse of time, would become an Event of Default, shall have occurred and be continuing; and

          (3)          either the Company or the successor Person shall have delivered to the Trustee an Officer's Certificate stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                    Section 802. Successor Person Substituted for Company.

                    Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company as an entirety or substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the

Company herein; and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Securities.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

                    Section 901. Supplemental Indentures Without Consent of Holders.

                    Without the consent of any Holders of Securities, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1)          to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2)          to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company; or

          (3)          to add to or change any of the provisions of this Indenture to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (4)          to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (5)          to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

          (6)          to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding in any material respect; or

          (7)          to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

          (8)          to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

          (9)          to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series or any other Security in any material respect; or

          (10)           to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding; or

          (11)          to comply with any requirement of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act or any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

                    Section 902. Supplemental Indentures with Consent of Holders.

                    With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution), and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall:

          (1)          change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate (or manner of calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 501(l) and permitted by Section 901(l)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect the right of repayment at the option of any Holder as contemplated by Article Twelve, or change the Place of Payment, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment); or

          (2)          reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting; or

          (3)          modify any of the provisions of this Section, or Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                    It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                    Section 903. Execution of Supplemental Indentures.

                    As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                    Section 904. Effect of Supplemental Indentures.

                    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                    Section 905. Reference in Securities to Supplemental Indentures.

                    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                    Section 906. Conformity with Trust Indenture Act.

                    Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

ARTICLE TEN

COVENANTS

                    Section 1001. Payment of Principal and any Premium, Interest and Additional Amounts.

                    The Company covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof and this Indenture.

                    Section 1002. Maintenance of Office or Agency.

                    The Company shall maintain, or caused to be maintained, for any series of Securities an Office or Agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                    The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company each hereby designates as the Place of Payment for each series of Securities the Corporate Trust Office of the Trustee, and initially appoints the Trustee as the Paying Agent of each series of Securities. Pursuant to Section 301(8) of this Indenture, the Company may subsequently appoint a place or places where such Securities may be payable.

                    Section 1003. Money for Securities Payments to Be Held in Trust.

                    If the Company or one of its Affiliates shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee in writing of its action or failure so to act.

                    Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

                    The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (1)          hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

          (2)          give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

          (3)          at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

                    Except as otherwise provided in or pursuant to this Indenture, any Money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for 2 years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust Money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such Money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than 2 years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such Money then remaining will be repaid to the Company.

                    Prior to the appointment of any Paying Agent (other than the Trustee) by the Company for any series of Securities, the Company shall give written notice of such appointment (which notice shall include the address for purposes of notice hereunder of such Paying Agent) to the Holders of the Securities of such series in accordance with the terms of such series established hereby or pursuant hereto.

                    Section 1004. Additional Amounts.

                    If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                    Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities

(or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the Paying Agent or Paying Agents, if other than the Trustee, an Officers Certificate setting forth any Additional Amounts due, including their calculation, and instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal and premium, if any, of or interest on the Securities of such series shall be made to Holders of Securities of such series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to pay any Additional Amounts due and to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section.

                    Section 1005. Corporate Existence.

                    Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                    Section 1006. Waiver of Certain Covenants.

                    The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                    Section 1007. Company Statement as to Compliance, Notice of Certain Defaults.

          (a)          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board of Directors, a Vice Chairman, the Chief Executive Officer, the President, or a Vice President of the Company, as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1007, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          (b)           The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default and any event which after notice or lapse of time or both would become an Event of Default pursuant to Section 501.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

                    Section 1101. Applicability of Article.

                    Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article. If any Security or portion thereof is to be repaid at the option of the Holder of such Security in accordance with the terms of such Security, such repayment shall pursuant to Article 12 and not this Article 11.

                    Section 1102. Election to Redeem; Notice to Trustee.

                    The election of the Company to redeem any Securities or portions thereof shall be evidenced by or pursuant to a Board Resolution or an Officer's Certificate. In case of any redemption at the election of the Company of the Securities of any series, with the same issue date, interest rate or formula, Stated Maturity and other terms, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

                    Section 1103. Selection by Trustee of Securities to be Redeemed.

                    If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot, or by such other method that the Trustee shall deem fair and appropriate and, if the Securities are listed on any securities exchange, that complies with the requirements of such exchange. The Trustee may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto. Notwithstanding the foregoing, if any particular Registered Security or portion thereof is to be redeemed by the Company, the Company shall notify the Trustee of the identity of such Security and the Holder thereof and such redemption shall apply only to such Security or portion thereof and not other Securities of the same series.

                    Subject to the last sentence of the preceding paragraph, the Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                    Section 1104. Notice of Redemption.

                    Notice of redemption shall be given by the Trustee in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

                    Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

                    All notices of redemption shall state:

          (1)          the Redemption Date;

          (2)          the Redemption Price;

          (3)          if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

          (4)          in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

          (5)          that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest and Additional Amounts, if any, thereon shall cease to accrue on and after said date;

          (6)          the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto;

          (7)          that the redemption is for a sinking fund, if such is the case;

          (8)          the CUSIP number or the Euro-clear or the CEDEL reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

                    A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

                    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                    Section 1105. Deposit of Redemption Price.

                    On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of Money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued and unpaid interest on and Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

                    Section 1106. Securities Payable on Redemption Date.

                    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates therefor according to their terms and the provisions of Section 307.

                    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                    Section 1107. Securities Redeemed in Part.

                    Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency designated by the Company for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Global Security as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

ARTICLE TWELVE

REPAYMENT AT THE OPTION OF HOLDERS

                    Section 1201. Applicability of Article.

                    Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a written directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1201, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the Repayment Date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

ARTICLE THIRTEEN

MEETINGS OF HOLDERS OF SECURITIES

                    Section 1301. Purposes for Which Meetings May Be Called.

                    A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                    Section 1302. Call, Notice and Place of Meetings.

          (a)          The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b)          In case at any time the Company (by or pursuant to a Board Resolution or an Officer's Certificate) or the Holders of at least 10 percent in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                    Notice of each meeting of Holders shall be given to the Company in accordance with Section 105, other than with respect to meetings called by the Company.

                    Section 1303. Persons Entitled to Vote at Meetings.

                    To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                    Section 1304. Quorum; Action.

                    The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series, provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver that this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such greater percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than 5 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                    Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver that this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that series; and provided further, that, except as limited by the provisos to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

                    Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not such Holders were present or represented at the meeting.

Section 1305.	Determination of Voting Rights; Conduct and Adjournment of Meetings.

          (a)          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b)          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c)          At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d)          Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                    Section 1306. Counting Votes and Recording Action of Meetings.

                    The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE FOURTEEN

MISCELLANEOUS

                    Section 1401.          Exemption from Individual Liability.

                    No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                    Section 1402.          Assignment.

The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly owned subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article Eight. This Indenture shall be binding upon and inure to the benefit of the Company, the Trustee, the Holders, any Security Registrar, Paying Agent, and Authenticating Agent and their respective successors and assigns.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

Attest: /s/ Debra Kay Vogel Debra Kay Vogel	SPARTAN STORES, INC. By /s/ David M. Staples Name: David M. Staples Title: Executive Vice President and CFO

Attest: /s/ Stuart P. Papavassiliou Stuart P. Papavassiliou	CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION By /s/ Stephen R. Schaaf Name: Stephen R. Schaaf Title: Vice President